Capital Group Fixed Income ETF Trust Statement of Additional Information Supplement November 1, 2023 (for statement of additional information dated March 1, 2023)

1. The table below the paragraph “Costs associated with creation transactions” in the “Creation and redemption of creation units” section of the statement of additional information is amended to read as follows:

Fund	Fixed Fee (In Kind)	Fixed Fee (In Cash)
Capital Group Core Plus Income ETF	$250	$100
Capital Group Municipal Income ETF	$250	$100
Capital Group U.S. Multi-Sector Income ETF	$250	$100
Capital Group Short Duration Income ETF	$250	$100

2. The table below the paragraph “Costs associated with redemption transactions” in the “Creation and redemption of creation units” section of the statement of additional information is amended to read as follows:

Fund	Fixed Fee (In Kind)	Fixed Fee (In Cash)	Maximum additional charge*
Capital Group Core Plus Income ETF	$250	$100	2%
Capital Group Municipal Income ETF	$250	$100	2%
Capital Group U.S. Multi-Sector Income ETF	$250	$100	2%
Capital Group Short Duration Income ETF	$250	$100	2%
*	As a percentage of the net asset value per creation unit redeemed, inclusive of the fixed redemption transaction fee (if imposed).

Keep this supplement with your statement of additional information.

Lit No. ETGEBS-005-1123O CGD/10149-S98890